================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            SEL-DRUM INTERNATIONAL
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          SEL-DRUM INTERNATIONAL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                JANUARY 17, 2000


The Annual Meeting of Shareholders of Sel-Drum International, Inc. (the "Company") will be held at 750, boul. Marcel Laurin, suite 375, Saint-Laurent, Quebec, Canada, H4M 2M4 on Monday, January 17, 2000 at 2:30 p.m. local time, for the following purposes more fully described in the accompanying proxy statement:

         1.       To elect four directors of the Company.

         2. To consider and act upon a proposal to approve and ratify the selection of Mengel, Metzger, Barr & Co. LLP as the Company's independent auditors for the fiscal year ending July 31, 2000.

         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on November 19, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.


                                      BY ORDER OF THE BOARD OF DIRECTORS


                                                Camille Cotran
                                             Chairman of the Board

Dated:  December 1, 1999

                          SEL-DRUM INTERNATIONAL, INC.
                               501 AMHERST STREET
                          BUFFALO, NEW YORK 14207-2913


                                 PROXY STATEMENT


                               GENERAL INFORMATION

This proxy statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Sel-Drum International, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company which will be held on Monday, January 17, 2000, and at any adjournments thereof (the "Meeting"). This proxy statement and accompanying form of proxy are being first mailed to shareholders on or about December 1, 1999. The proxy, when properly executed and received by the Secretary of the Company prior to the Meeting, will be voted as therein specified unless revoked by filing with the Secretary prior to the Meeting a written revocation or a duly executed proxy bearing a later date. Unless authority to vote for one or more of the director nominees is specifically withheld according to the instructions, a signed proxy will be voted FOR the election of the four director nominees named herein and, unless otherwise indicated, FOR each of the other proposals described in this proxy statement and the accompanying notice of meeting.

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mails, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies personally or by telephone or other telecommunication. The Company has requested persons holding stock for others in their names or in the names of nominees to forward soliciting material to the beneficial owners of such shares and will, if requested, reimburse such persons for their reasonable expenses in so doing.

                                     VOTING

As of November 19, 1999, the record date for the Meeting, there were 7,417,500 shares of the Company's Common Stock, $.01 par value (the "Common Stock"), issued and outstanding. Only shareholders of record on the books of the Company at the close of business on November 19, 1999 are entitled to notice of and to vote at the Meeting.

Each shareholder of record is entitled to one vote for each share of Common Stock registered in his name. A majority of the outstanding Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum for the transaction of all business.

Once a quorum is present, directors will be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. The affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting is required for approval of the two proposals described in this proxy statement and the accompanying notice of meeting.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth certain information as of November 19, 1999 regarding the Common Stock held by (i) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director of the Company, (iii) each "Named Executive" (see "EXECUTIVE COMPENSATION"), and (iv) all directors and executive officers of the Company as a group.

           NAME AND ADDRESS OF           NUMBER OF SHARES              PERCENT
           BENEFICIAL OWNER (1)           OF COMMON STOCK                OF
                                         BENEFICIALLY OWNED (2)        CLASS (2)
                                         ----------------------        ---------
C.Cotran Holding inc.                        7,173,680  (3)              96.71
Raymond C. Sparks                              250,000  (4)               3.26
Camille Cotran                                       0  (3)                --
Louise Vaillancourt-Chatillon                        0                     --
John Brohman                                         0  (5)                --
All directors and executive officers         7,423,680                   96.82
as a group (4 persons)

(1) The address of each of the directors and executive officers is c/o Sel-Drum International, Inc., 501 Amherst Street, Buffalo, New York 14207-2913.
(2) As reported by such persons as of November 19, 1999, with percentages based on 7,417,500 shares issued and outstanding, except where the issuance of shares pursuant to presently exercisable options indicated in the other footnotes hereto would increase the number of shares owned by such person and the number of shares outstanding.
(3) Shares owned of record by C.Cotran Holding inc., a Canadian corporation controlled by Mr. Camille Cotran.
(4) A presently exercisable option to purchase 250,000 shares of Common Stock at $ 0.40 per share.
(5) John Brohman is Vice-President, Sales at Densigraphix Kopi inc., a Canadian corporation controlled by Mr. Camille Cotran.

                              ELECTION OF DIRECTORS

Four directors are to be elected by the shareholders at the Meeting, each to hold office for a term expiring in 2001 or until his successor is duly elected and qualifies.

The Board of Directors recommends the election of the four nominees named below, three of whom are currently directors of the Company. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, proxies in the enclosed form will be voted FOR the election of each of the four nominees named below.

The Board of Directors does not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, shall determine.


                       PROPOSED FOR ELECTION AS DIRECTORS
                           AT THE 2000 ANNUAL MEETING
                                                                                                DIRECTOR
                                  NAME AND BACKGROUND                                            SINCE
                                  -------------------                                            -----
CAMILLE  COTRAN, age 54, has over 30 years of  experience in the photocopy  industry             1999
since 1966 when he worked for a local photocopy dealer as Account Manager.  From
1973 to 1979 he held the position of Vice-President, Manufacturing at Cancoat Papers specializing in the manufacture of zinc oxide photocopy papers.  In 1979 Mr.Cotran founded Densigraphix Kopi inc. which became a major player in the imaging industry in North America and abroad selling compatible toners for copiers and laser printers.
Mr. Cotran is Chairman and President of Densigraphix Kopi inc.

GILLES CARLI, age 49, is a partner in the law firm of Martineau Walker since 1982.
His practice over the last 24 years mainly in the area of tax law includes representation of public and private corporations including Crown corporations in connection with corporate reorganizations and federal and provincial taxation. Mr. Carli has worked as a consultant for the Tax Policy Branch of the Quebec Ministry of Finance and the Legislation Branch of Revenue Quebec. He graduated with a Bachelor of Laws from the Universite de Montreal and a Bachelor of Economics from the Universite du Quebec a Montreal, Mr. Carli was called to the Quebec Bar in 1975.

LOUISE VAILLANCOURT-CHATILLON, age 47, is President  of  LVConseils  Institutionnels  inc.       1999
which provides corporate  services to small and medium sized businesses in Canada and abroad.
Mrs.Chatillon  has extensive legal  and  management  experience acquired in various positions  held  from 1975 to 1995.  She was Vice-President, Legal Affairs and
Secretary of the National Bank of Canada until she was  appointed  Secretary of the Bank of Canada in 1988 and subsequently  acquired  additional responsibilities as Adviser to the  Governor  in 1989.  In 1992  Mrs.Chatillon was appointed Director  of the  Ecole
Polytechnique  de Montreal responsible for financial services and property administration.  Mrs.Chatillon  is a member of the Board  of  Directors  of the Trust
Company  of Bank of Montreal and  of Sel-Drum  International, Inc.  Mrs.  Chatillon
graduated from the University of Ottawa with a B.C.L.  and LL.B and is a member of the
Bar of Quebec.

JOHN BROHMAN, age 44, is  Vice-President, Sales of Densigraphix  Kopi inc. since 1980.           1999
Prior to that he was Sales Manager of Cancoat  Papers  specializing  in the  manufacture of zinc oxide  photocopy  papers.  Mr.  Brohman has 22 years  experience in the imaging related industry.  He was  instrumental  in introducing in 1990 the line of laser products which was a major step forward to  Densigraphix  revenue.  Mr. Brohman holds a B. Com.
Degree from Concordia University.




BOARD MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors held two meetings during the fiscal year ended July 31, 1999 ("Fiscal 1999"). Each director who was in office during Fiscal 1999 attended all Board meetings.

The Board of Directors has established, among other Committees, an Audit Committee, a Compensation and Benefits Committee, and a Nominating Committee of the Board.

The members of the Audit Committee for the year ended July 31, 1999 were Messrs. Robert M. Orr and Robert E. Asseltine. The Committee has been established to review with Mengel, Metzger, Barr & Co. LLP, the Company's independent auditors, the Company's financial statements and internal accounting procedures, Mengel, Metzger, Barr & Co. LLP's auditing procedures and fees, and the possible effects of professional services upon the independence of Mengel, Metzger, Barr & Co. LLP. The Committee held no meetings during Fiscal 1999.

The members of the Compensation and Benefits Committee for the year ended July 31, 1999 were Mr. Asseltine and Mr. Orr. The Committee makes recommendations to the Board with respect to compensation and benefits paid to the Company's management (see "EXECUTIVE COMPENSATION"). The Committee held no meetings during Fiscal 1999.

The members of the Nominating Committee for the year ended July 31, 1999 were Messrs. Robert E. Asseltine and Brian F. Turnbull. The Nominating Committee makes nominations to the Board and considers and establishes procedures regarding nominations to the Board submitted by shareholders. The Committee held no meetings during Fiscal 1999.

DIRECTORS' COMPENSATION

Directors are reimbursed for their reasonable expenses incident to travel and attendance at meetings. Directors do not receive any other compensation for attendance at meetings. External directors will be paid $4000.00 a year.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company believes that all reports required to be filed during or with respect to Fiscal 1999 by its directors and executive officers were made on a timely basis. In making this statement, the Company has relied on the written representations of its directors and executive officers.

                               EXECUTIVE OFFICERS

The Company is currently served by three executive officers, who are elected annually by the Board of Directors and serve until their successors are elected and qualify:

CAMILLE COTRAN, age 54, is Chairman of the Board since July 30, 1999. Mr. Cotran began his career in the photocopy industry since 1966 working for a local photocopy dealer as Account Manager. From 1973-1979 he was Vice-President, Manufacturing for Cancoat Papers manufacturing zinc oxide photocopy papers. In 1979 Mr.Cotran founded Densigraphix Kopi inc. which became a major player in the imaging industry in North America and abroad selling compatible toners for copiers and laser printers.

RAYMOND C. SPARKS, age 49, has been the Company's President and Chief Executive Officer since November 1, 1997. Since July 30, 1999 he was appointed President and Chief Operating Officer. From 1993 to 1997, Mr. Sparks was the President, Chairman of the Board and Chief Executive Officer of The Village Green Bookstores, Inc., a publicly-held specialty retailer. Mr. Sparks has eight years of public accounting experience in South Africa with Ernst & Young and later, with Webb & Company. Since 1979, Mr. Sparks has been engaged in the retail industry, primarily in supermarket and specialty stores, in both operational and financial capacities. Mr. Sparks was Financial Director for Burlington Industries in Cape Town until 1983. From 1983 to 1987, Mr. Sparks was Divisional Financial Manager for Checkers Supermarkets Ltd. in Cape Town. Mr. Sparks moved to the United States in 1987, and became Chief Financial Officer of Checkers Restaurants, Brooklyn, New York. In 1989, he was named Vice President of Finance at Tie Rack (U.S.) Inc. Mr. Sparks was the Chief Operating and Chief Financial Officer of Burke & Burke (New York) in 1991. Mr. Sparks was Vice President of Conston Corporation, an apparel retailer located in Philadelphia before he joined Village Green in June 1993. Mr. Sparks holds the professional qualification of Chartered Accountant (C.A.(S.A.)), and was awarded a Bachelor of Commerce (with honors) degree in Financial Accounting by the University of Cape Town, South Africa.

JOHN C. HALL, age 57, joined the Company in 1985 as the Financial Manager. On February 1, 1995, he was appointed Director of Finance, and on November 1, 1997 he was elected Vice President of Finance. Previously, he was employed for five years by Butler Metals Co., an automotive related company in the position of Manager of Accounting. Prior to his employment with Butler, he was employed by T.R.W. in Canada in the capacity of Chief Accountant. Mr. Hall earned his C.M.A. in 1972.

                             EXECUTIVE COMPENSATION

         Shown on the table below is information on the annual and long-term compensation for services rendered to the Company in all capacities, for the fiscal years ended July 31, 1999, 1998 and 1997, paid by the Company to those persons who were, at July 31, 1999, the Chief Executive Officer and each other executive officer of the Company whose salary and bonus exceeded $100,000 (collectively, the "Named Executives").


                                                    SUMMARY COMPENSATION TABLE
                                                                                     Long
                                                                                     ----
                                               Annual Compensation                   Term
                                               -------------------                   ----
                                                                                     Compen
                                                                                     ------
                                                                                     sation
                                                                  Other              ------
Name and Principal                                                Annual             Option     All Other
Position                      Year    Salary($)(1)   Bonus($)(1)  Compensation($)    Grant (#)  Compensation($)
------------------            ----    ------------   -----------  ---------------    --------   ---------------


Brian Turnbull, Former
Chairman, President and        1999     $114,129(2)         -0-         -0-             -0-         -0-
Chief Executive Officer        1998     $161,000        $29,944         -0-            - 0-     $16,760(3)
                               1997     $210,000        $55,535         -0-             -0-     $16,760(3)


Raymond C. Sparks,             1999     $125,000        $19,729         -0-             -0-         -0-
President and Chief            1998     $ 93,750(4)         -0-         -0-         250,000         -0-
Executive Officer


(1) Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation for any year does not exceed 10% of the total amount of annual salary and bonus for any Named Executive.

(2) Mr. Turnbull was Chairman of the Board until July 30, 1999. He continued as a consultant until September 30, 1999 and will receive fringe benefits covering the lease of a car and pension contributions until December 31, 1999.

(3) Represents the payment of annual premiums for a life insurance policy covering Mr. Turnbull. The named beneficiary under the policy is the Company, and the face amount of the policy is $2,000,000 (CDN).

(4) Mr. Sparks has served as President and Chief Executive Officer of the Company since November 1, 1997. Since July 30, 1999 he was appointed President and Chief Operating Officer. Mr. Sparks' Employment Agreement with the Company provides for a term of three years, subject to termination as provided in the Agreement, and provides that as compensation under the Agreement, he will be paid $125,000 (U.S.) annual salary. The Employment Agreement also provides for a $25,000 relocation allowance, fringe benefits, including health insurance, on terms which may be agreed to from time to time by the Company and Mr. Sparks. Pursuant to the terms of the Agreement, Mr. Sparks was granted a non-incentive option to purchase 250,000 shares of the Company's $.01 par value Common Stock, at an exercise price of forty cents ($0.40) per share.


STOCK OPTIONS

Raymond C. Sparks was granted a non-incentive option to purchase 250,000 shares of the Company's Common Stock pursuant to an Employment Agreement between the Company and Mr. Sparks. This option was not issued under the 1995 Employee and Non-Employee Director Stock Option Plan.

OPTION GRANTS IN FISCAL 1999

No stock options were granted to or exercised by the Named Executives during Fiscal 1999, and the Company has no provision for stock appreciation rights.

Shown below is information with respect to the unexercised option to purchase Common Stock held by the Named Executive at July 31, 1999.

AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND
FISCAL YEAR-END OPTION VALUES

                                                           Unexercised Options Held
                               Shares                            at FY-End (#)
                              Acquired        Value        ------------------------
                                 on         Realized
         Name              Exercise (#)       ($)
         ----              ------------       ---
                                                         Exercisable      Unexercisable
                                                         -----------      -------------
Raymond C. Sparks               -0-            -         250,000  (1)                -0-


(1) The option shown on the table has an exercise price ($0.40 per share) which is greater than the market value of the common stock at July 31, 1999 ($0.3875 per share).



                              RELATED TRANSACTIONS

SHAREHOLDER LOANS

The amounts owed to the Company by 547117 Ontario Ltd. and 547118 Ontario Ltd., both of which were controlled by Brian F. Turnbull, former Chairman of the Board, were reimbursed in full prior to year end.

PREFERRED STOCK

On July 30, 1999, a Stock Sale and Purchase Agreement provided for the acquisition by Densigraphix Kopi inc. of 1,324 Class C shares of Preferred Stock representing 83% of the issued and outstanding Class C shares of Sel-Drum Imaging Corporation held by Robert E. Asseltine and 264 Class C shares of Preferred Stock representing 17% of the issued and outstanding Class C shares of Sel-Drum Imaging Corporation held by Geraldine Asseltine. In addition the said Agreement also provided for the acquisition by Densigraphix Kopi inc. of 4,599 Class D shares of Preferred Stock representing 100% of the issued and outstanding Class D shares of Sel-Drum Imaging Corporation held by Brian F. Turnbull.

LEASES

Mr. Asseltine, through Reaton Leasing Ltd., a corporation he controls, leases to the Company a 12,000 square foot facility at 1890 Dayton Street for one of the Company's facilities in Kelowna, British Columbia. Annual lease payments are approximately $52,000 per year.

The Company leases its 21,600 square foot Burlington facility from a company controlled by Mr. Turnbull pursuant to a lease terminating in February 2002. Annual lease payments are approximately $78,000.


                        ELECTION OF INDEPENDENT AUDITORS

The firm of Mengel, Metzger, Barr & Co. LLP, certified public accountants, served as the independent auditors of the Company for Fiscal 1998.

The Board of Directors has selected Mengel, Metzger, Barr & Co. LLP, as the Company's independent auditors for the fiscal year ending July 31, 2000.
This selection will be presented to the shareholders for their approval at the Meeting. The Board of Directors recommends a vote in favor of the proposal to approve and ratify this selection, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal. If the shareholders do not approve this selection, the Board of Directors will reconsider its choice.

The Company has been advised by Mengel, Metzger, Barr & Co. LLP that a representative will be present at the Meeting and will be available to respond to appropriate questions. In addition, the Company intends to give such representative an opportunity to make any statements if he should so desire.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

In order for any shareholder proposal to be included in the Company's proxy statement to be issued in connection with the 2001 Annual Meeting of Shareholders, such proposal must be received by the Company no later than July 17, 2000.

                                  OTHER MATTERS

1998 PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

After due consideration, the Board of Directors has determined that the proposed reverse stock split (the "Reverse Split") is not in the best interests of the Company and its shareholders. Consequently the Board will not file an amendment to the Company's Certificate of Incorporation and not effect the Reverse Split.

The Board of Directors does not know of any other matters that are to be presented for action at the Meeting. Should any other matter come before the Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.


                       BY ORDER OF THE BOARD OF DIRECTORS


                                 Camille Cotran
                              Chairman of the Board

Dated:  December 1, 1999

PROXY
                          SEL-DRUM INTERNATIONAL, INC.

        The undersigned hereby appoints CAMILLE COTRAN and LOUISE VAILLANCOURT-CHATILLON, and each of them, proxies for the undersigned with full power of substitution, to vote all shares of the Common Stock of SEL-DRUM INTERNATIONAL, INC. (the "Company") owned by the undersigned at the Annual Meeting of Shareholders to be held at 750, boul. Marcel Laurin, suite 375, Saint-Laurent, Quebec, Canada H4M 2M4 on Monday, January 17, 2000 at 2:30 p.m., local time, and at any adjournment or adjournments thereof.

1.      Election of Directors.

        [ ]  FOR all nominees listed below (except as marked to the contrary).

        [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

Instruction: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
             LINE THROUGH THE NOMINEE'S NAME LISTED BELOW.


  Camille Cotran   John Brohman   Gilles Carli   Louise Vaillancourt-Chatillon


2. Proposal to approve and ratify the selection of Mengel, Metzger, Barr & Co. LLP as the Company's independent auditors for the year ending July 31, 2000.

                       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof

                       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN



                  (Continued and to be signed on reverse side)

                           (continued from other side)

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. This Proxy will be voted as specified by the undersigned. This proxy revokes any prior proxy given by the undersigned. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD ACCORDING TO THE INSTRUCTIONS, A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS AND, UNLESS OTHERWISE SPECIFIED, FOR EACH OF THE OTHER PROPOSALS LISTED HEREIN AND DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated December 1, 1999 describing more fully the proposals set forth herein.

                                        Dated:_______________________, 1999


                                        ___________________________________


                                        ___________________________________

                                        Signature(s) of shareholder(s)

                                        Please date and sign name exactly as it
                                        appears hereon. Executors,
                                        administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation, indicating his title.